EXHIBIT 9

                          Consent of Ernst & Young LLP



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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1998, with respect to the statutory-basis financial statements and schedules of AUSA Life Insurance Company, Inc. included in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-38343) and related Prospectus of AUSA Series Life Account.


                                                                   ERNST & YOUNG

Des Moines, Iowa
June 23, 1998